                             RELEASE AND STOCK GRANT AGREEMENT

     This agreement (the "Agreement") is made as of February 29, 2000 (the "Effective Date") between Vidnet, a division of Entertainment Boulevard, Inc., a Nevada corporation (the "Company"), and Sony Music, a Group of Sony Music Entertainment Inc. ("Sony"). Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the music video license dated as of February 29, 2000 between the Company and Sony (the "Music Video License").

     1. RELEASE. In consideration of the mutual promises contained in this Agreement and subject to the provisions of Section 2 and 5 below and to the accuracy of the representations and warranties contained in Section 3 below, Sony hereby forever releases and discharges you from any and all claims, demands, actions, causes of action, suits, sums of money, accounts, covenants, agreements, contracts, and promises in law or in equity, which Sony now has against you by reason of the unauthorized uses in and throughout the United States (the "Unauthorized Uses"), as such Unauthorized Uses are limited to those described in Exhibit A attached hereto, on the Service, prior to the date of this Agreement, of the Music Videos and the intellectual property rights therein (collectively referred to herein as the "Sony Materials"). (The release described in this paragraph 1 is hereinafter referred to as a "Release.")

     2. TRANSFER OF STOCK. In consideration for the Release, the Company hereby awards, transfers, and assigns to Sony 678, 685 shares (the "Shares") of the Company's common stock, par value $0.01 per share (the "Common Stock") representing three percent (3%) of the total number of shares of capital stock of Company outstanding on the date hereof on a fully-diluted basis, after giving effect to the issuance of the Shares hereunder, the conversion, exercise or exchange of all securities of Company convertible into or exercisable or exchangeable for shares of Common Stock or other capital stock of Company, but not including the shares of common stock underlying options and warrants issued to employees of Company and investors introduced by Cruttenden Roth. Upon receipt by the Company of the fully executed Music Video License, this Agreement and any other agreement related thereto, the Company shall issue a duly executed certified evidencing the Shares in the name of Sony.

     3. REPRESENTATIONS AND WARRANTIES OF COMPANY. Company hereby represents and warrants to Sony as follows:

          (a) the authorized capital stock of Company consists of 50,000,000 shares of Common Stock, of which 12,451,500 shares are issued and outstanding as of the date hereof, and 1,000,000 shares of preferred stock, of which 10,000 shares are designated Series A preferred stock, of which 2,000 shares are issued and outstanding as of the date hereof, and to date, the Company has issued non-employee options and warrants representing the right to purchase up to 9,497,310 shares of the Common Stock;

          (b) the Shares are validly issued, fully paid and non-assessable and are being issued to Sony in compliance with the registration and qualification requirements of all applicable federal and state securities laws;

          (c) no form of general solicitation or general advertising was used by Company or its representatives in connection with the offer or sale of the Shares and, assuming the accuracy of the representation and warranty made by Sony in Section 4 below, no registration of the Shares pursuant to the Act or any state securities of "blue sky" laws will be required by the offer, sale or issuance of the Shares;

          (d) the Company is not a party to any agreement which is currently in effect, or by which Company is currently bound, granting any rights to any Person which are inconsistent with the rights granted by Company in this Agreement;

          (e) no consents, approvals or authorizations of any Person are required in connection with the execution, delivery and performance or this Agreement other than those consents, approvals, and/or authorizations already obtained by Company, copies of which have been provided to Sony; and

          (f) other than the Unauthorized Uses, Sony Materials have not been used for any other unauthorized uses by the Company.

     4. REPRESENTATION AND WARRANTIES OF SONY. Sony hereby represents and warrants to Company that as of the date hereof, Sony is an "accredited investor" as defined in Rule 501 promulgated as part of Regulation D under the Securities Act of 1933, as amended (the "Act"). Sony is not acquiring the Shares with a view to a distribution or resale of any such securities in violation of any applicable securities laws.

     5. REGISTRATION RIGHTS. With respect to all Shares and any other shares of Common Stock issued to or acquired by Sony or any affiliate of Sony, after the date of this Agreement, Sony and its affiliates are hereby granted the following registration rights:

          (a) If during the next two (2) years Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than Sony (the "Selling Shareholders")), but excluding a Form S-8 or Form S-4 registration statement, any of its stock under the Act in connection with the public offering of such securities for cash, the Company shall, at such time, promptly give Sony written notice of such registration. Upon the written request of Sony given within twenty (20) days after mailing of such notice by the Company in accordance with subparagraph 7(b), the Company shall, subject to the provisions of subparagraph 5(c) below, cause to be registered under the Act all the Shares that Sony has requested to be registered.

          (b) In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under subparagraph 5(a) to include any of the Shares in such underwriting unless the holders of the Shares accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including the Shares, requested by the Selling Shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including the Shares, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the Selling Shareholders according to the total amount of securities requested to be included therein by each Selling Shareholder or in such other proportions as shall mutually be agreed to by such Selling Shareholders).


                 (c) Without limiting the foregoing, if after the date hereof Company grants registration rights to any Person that are more favorable in any material respect to the rights granted to Sony and its affiliates, Sony and its affiliates shall be entitled to such more favorable rights.

          6.     Miscellaneous.

                 (a) GOVERNING LAW. This Agreement shall be governed and construed by the laws of the State of New York as applied to agreements made and performed in New York by residents of the State of New York.

                 (b) NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery (including by express courier) or three (3) business days after deposit in the United States Post Office, by First Class mail with postage and fees prepaid, addressed to Sony at the address indicated beneath Sony's signature below and to the Company at the address indicated beneath Company's signature below or at such other address as such party may designate by ten
(10) days' advance written notice to the other party.

                 (c) WAIVER. Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

                 (d) ENTIRE AGREEMENT. This Agreement represents the entire agreement between the parties with respect to the Release and the transfer of Common Stock to Sony, may be modified or amended only in writing signed by both parties, and satisfies all of the Company's obligations to Sony with regard to the issuance or sale of securities.

                 (e) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                  VIDENT, A DIVISION OF
                                  ENTERTAINMENT BOULEVARD, INC.


                                  By: /s/ [ILLEGIBLE]
                                     ---------------------------------------
                                  Name:
                                  Title:

                                  Address:  12910 Culver Boulevard, Suite I
                                            Los Angeles, CA 90066



                                  SONY MUSIC, A GROUP OF SONY
                                  MUSIC ENTERTAINMENT INC.


                                  By: /s/ Ron Wilcox
                                     ---------------------------------------
                                  Name:  Ron Wilcox
                                         Senior Vice President
                                  Title: Business Affairs and Administration

                                  Address:  550 Madison Avenue
                                            New York, NY 10022

                                       EXHIBIT A

LABEL                              ARTIST(s)                                   TITLE

Columbia                           Ricochet                                    Blink Of An Eye

Columbia Nashville                 Deryl Dodd                                  Behind The Scenes

Columbia Records                   Deryl Dodd                                  A Bitter End

Columbia/DKC                       Wade Hayes                                  Tore From the Floor Up

Loud Records                       Funkmaster Flex (feat. Steve Ivory)         Relax & Party

Loud Records                       Big Punisher f. Fat Joe                     Twinz (Deep Cover 98)

Loud Records                       Funkmaster Flex f. Raekwon, Method          American Cream Team
                                   Man, Inspekta Deck, Kiullah Sin &
                                   Harlem Hoods

Loud Records                       Funkmaster Flex f. Khadejia, Product        Here We Go
                                   & Wyclef

Loud Records                       Xzibit                                      What U See Is What U Get

Loud Records                       Wu All-Stars                                Soul In The Hole

Loud Records                       Pete Rock feat. Loose Ends                  Take Your Time

Loud Records/Interscopes Records   Mobb Deep (feat. Big Noyd &                 Hoodlum
                                   Rakim)

Loud Records/Interscopes records   Davina (feat. Raekwon)                       So Good

Loud Records/RCA                   Yvette Michelle                             Crazy

Loud Records/RCA                   Yvette Michelle                             DJ Keep Playing

Loud Records/RCA                   Delinquent Habits                           Here Comes The Horns

Loud Records/RCA                   The Alkoholiks                              Hip Hop Drunkies

Loud Records/RCA                   Big Punisher                                I'm Not A Player

Loud Records/RCA                   Wu-Tang Clan                                It's Yourz

Loud Records/RCA                   Adriana Evans                               Love Is All Around

Loud Records/RCA                   Dead Prez                                   These Are The Times

Loud Records/RCA                   Wu-Tang Clan                                Triumph


Loud Records/RCA                   Cocoa Brovaz                                Won On Won

Loud Records/RCA                   Davina                                      Come Over To My Place

Loud Records/RCA                   Big Punisher (feat. Joe)                     Still Not A Player

Loud Records/RCA                   Wu-Tang Clan                                C.R.E.A.M.

Loud Records/RCA                   Wu-Tang Clan                                Can It Be All So Simple

Loud Records/RCA                   Raekwon                                     Criminology

Loud Records/RCA                   Wu-Tang Clan                                Da Mystery of Chessboxin'

Loud Records/RCA                   Raekwon                                     Glaciers of Ice

Loud Records/RCA                   Raekwon (feat. Ghost Face Killer)           Heaven and Hell

Loud Records/RCA                   Raekwon                                     Ice Cream

Loud Records/RCA                   Raekwon                                     Incarcerated Scarface

Loud Records/RCA                   Wu-Tang Clan                                Method Man

Loud Records/RCA                   Wu-Tang Clan                                Protect Ya Neck

Loud Records/RCA                   Wu-Tang Clan                                Reunited

Loud Records/RCA                   Wu-Tang Clan                                Wu-Tang Clan Ain't Nuthin' To F**k
                                                                               Wit

Relativity Records                 Crime Boss                                  Please Stop

Relativity Records                 Beatnuts                                    Do You Believe

Relativity Records                 Tela                                        Tired of Bawlin'

Relativity Records                 Bone Thugs-n-Harmony                        Look Into My Eyes

Relativity Records                 II True                                     Ballers Flossin'

Relativity Records                 Common                                      Reminding Me

Relativity Records                 No I.D.                                     Sky's The Limit

Relativity Records                 Common                                      Invocation/Hungry

Relativity Records                 M.O.P.                                      Handle UR Bizness

Relativity Records                 Three 6 Mafia                               Tear The Club Up '97

Relativity Records                 Tom Skeemask                                2 Wild For The World

Relativity Records                 Fatal                                       Everyday

Relativity Records                 Three 6 Mafia                               Late Nite Tip

Relativity Records                 Naughty By Nature                           Work

Relativity Records                 Mo Thugs Feat. Felicia & Krayzie            All Good
                                   Bone

Relativity Records                 H-Town                                      Natural Woman

Relativity Records                 Link feat. Delite                           Whatcha Gone Do

Relativity Records                 M.O.P. Feat. Jay-Z                          4 Alarm Blaze

Relativity Records                 M.O.P. Feat. Gangsta Boo                    Remember Me Ballin'

Relativity Records                 Indo G Feat. Mos' Def                       Travellin' Man

Relativity Records                 Mo Thugs feat. Bone Thugs-                  Ghetto Cowboy
                                   NHarmony

Relativity Records                 Three 6 Mafia                               Hit 'Em

Relativity Records                 Gangsta Boo                                 Where Dem Dollaz At

Relativity Records                 Link                                        I really Wanna Sex Your Body

Relativity Records                 Bizzy Bone                                  Thugz Cry

Relativity Records                 MAG feat. Gangsta Boo                       How You Like It

Relativity Records                 Bizzy Bone                                  Nobody Can Stop Me

Relativity Records                 Infamous Syndicate                          Here I Go

Relativity Records                 Tear Da Club Up Thugs                       Push 'Em Off

Relativity Records                 Bootleg feat. MC Breed                      No Future

Relativity Records                 Krayzie Bone                                Thug Mentality

Relativity Records                 Tear Da Club Up Thugs                       Hypnotized/Cash Money

Relativity Records                 Link                                        I Don't Wanna See

Relativity Records                 The Beatnuts                                Off The Books

Relativity Records                 The Beatnuts                                Watch Out Now


Relativity Records                 DJ Honda                                    On The Mic

Relativity Records                 Poetic Hustlaz                              Day & Night

Relativity Records                 Kid Frost                                   What's Your Name

Sony Classical/Columbia             Marc Anthony and Tina Arena                 I Want To Spend My Lifetime Loving
                                                                               You

Sony Records                       The Kinleys                                 Somebody's Out There Watching